UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/17

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report
to Shareholders

Deutsche U.S. Multi-Factor Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

8 Portfolio Summary

11 Investment Portfolio

34 Statement of Assets and Liabilities

35 Statement of Operations

36 Statement of Changes in Net Assets

37 Financial Highlights

39 Notes to Financial Statements

47 Report of Independent Registered Public Accounting Firm

48 Information About Your Fund's Expenses

49 Tax Information

50 Advisory Agreement Board Considerations and Fee Evaluation

53 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Because the fund seeks to provide exposure to stocks based on the following multifactors — value, momentum, quality, low volatility and size — it is expected exposure to such investment factors will detract from performance in some market environments, as more fully explained in the fund’s prospectus. Performance of the Fund may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in any fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with that fund. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The fund posted a total return of 2.35% from its inception on May 1, 2017 through August 31, 2017. During the same interval, the fund’s benchmark — the Russell 1000 Comprehensive Factor Index — returned 2.53%. Since our strategy is to replicate the performance of the index before the deduction of expenses, the fund’s return is normally close to that of the index.

U.S. equities moved gradually higher in the abbreviated, four-month reporting period. Investors were encouraged by the backdrop of positive economic growth, highlighted by strength in employment and continued health in both consumer and business sentiment. At the same time, growth was not so strong as to foster concerns about the possibility that the U.S. Federal Reserve would be compelled to raise interest rates more quickly than the markets had been expecting. The outlook for corporate fundamentals and profit growth also remained robust, providing fuel for stocks to continue rising despite valuations that were on the high end of the historical range. In conjunction with the lack of meaningful negative headlines, these factors helped stocks drift higher through a period of slow, summer trading.

Investment Strategy and Process

The fund, using a "passive" or indexing investment approach, seeks investment results, before fees and expenses, that correspond generally to the performance of the Russell 1000 Comprehensive Factor Index (the "Underlying Index"), which is designed to track the equity market performance of companies in the United States selected on the investment style criteria ("factors") of value, momentum, quality, low volatility and size. The companies eligible for the Underlying Index are derived from its starting universe, the Russell 1000 Index, which is comprised of large-cap equity securities from issuers in the United States. The index provider, Frank Russell Company ("Index Provider"), selects companies from the starting universe for the Underlying Index by applying a consistent rules-based methodology to achieve exposure to companies demonstrating the factors listed below, while considering levels of diversification and capacity:

Value. The value factor seeks to capture excess returns generated by stocks that have low prices relative to their fundamental value. The value score is calculated by measuring a company’s valuation based on, among other things, cash-flow yield, earnings yield and country relative sales to price and then comparing it to the company’s valuation based on share price.

Momentum. The momentum factor seeks to capture excess returns generated by stocks with stronger past performance. "Momentum" style investing emphasizes investing in securities with strong recent stock performance, with the expectation that such investing will continue to produce short-term excess returns. The momentum score is calculated based on each company’s cumulative 11 month return.

Quality. The quality factor seeks to capture excess returns generated by stocks that are characterized by low debt, stable earnings growth, and other "quality" metrics. The quality score is calculated from a company’s leverage and profitability (e.g., return on assets, asset turnover and accruals).

Low Volatility. The low volatility factor seeks to capture excess returns generated by stocks with lower historical risk profiles that have had higher returns relative to stocks with higher historical risk profiles. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The low volatility score is calculated based on the standard deviation of 5 years of weekly local total returns.

Size. The size factor seeks to capture excess returns of smaller companies relative to larger counterparts. The size score is calculated based on the full market capitalization of a company.

Companies are weighted in the Underlying Index based on their relative exposure to all five factors with companies that have higher factor scores receiving larger weightings.

Fund Performance

The Underlying Index gained a significant boost from the strong performance of financial stocks. The sector was led by diversified financials, asset managers and insurance companies, offsetting the somewhat weaker showing for banks. Information technology stocks also performed very well, as investors gravitated to the many fast-growing companies within the sector. Utilities, health care and industrials stocks produced returns above that of the broader market, as well. At the individual stock level, the leading contributors to fund performance included Spirit Aerosystems Inc., the homebuilder NVR Inc, Boeing Co. and Delphi Automotive PLC. (Contribution incorporates both a stock’s total return and its weighting in the index.)

"U.S. equities moved gradually higher in the abbreviated, four-month reporting period."

Conversely, the consumer discretionary sector trailed the benchmark by a wide margin. The shares of bricks-and-mortar retailers performed particularly poorly due to fears about the long-term effects of rising competition from Amazon.com, Inc. Weakness in the hotels/restaurants/leisure industry further pressured the sector’s four-month return. Media and telecommunications stocks also lagged on concerns regarding pricing pressures and the potential impact of consumers’ "cord-cutting." Among individual stocks, notable detractors included Foot Locker, Inc., Southwest Airlines Co., the food distributor Sysco Corp. and Darden Restaurants Inc.

At the factor level, momentum delivered the strongest gains in a reflection of investors’ hearty appetite for risk. Low-volatility and size also provided returns ahead of the broader benchmark, while quality and value lagged. We believe the dispersion in returns among the various factors indicates the potential value of a diversified approach that incorporates all five factors rather than attempting to predict which area will outperform in a given time period.

Outlook and Positioning

We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark. The fund’s largest sector weightings as of August 31 were industrials, financials, consumer discretionary and information technology, and its top individual holdings were Baxter International Inc., Everest Re Group Ltd. and Corning Inc.

Portfolio Management Team

Bryan Richards, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Bank in 2010, prior to which he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in NewYork.

— At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for DBX Advisors’ managed ETFs as well as oversight of DBX sub-advised funds.

— BS in Finance, Boston College.

Patrick Dwyer, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Bank in 2016, and prior to his current role, was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in NewYork, Chicago, and in Hong Kong building a portfolio management desk.

— Has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.

— BS in Finance, Rutgers University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Comprehensive Factor Index is an unmanaged index which is designed to provide exposure to the US large-cap equities based on five investment style factors — Value, Momentum, Quality, Low Volatility and Size.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/17

Common Stocks	98%
Cash Equivalents	2%
Government & Agency Obligation	0%
Exchange-Traded Fund	0%
100%

Sector Diversification (As a % of Common Stocks)	8/31/17

Industrials	19%
Financials	18%
Consumer Discretionary	17%
Information Technology	14%
Health Care	10%
Utilities	6%
Materials	6%
Real Estate	5%
Consumer Staples	4%
Energy	1%
Telecommunication Services	0%
100%

Ten Largest Equity Holdings at August 31, 2017 (6.6% of Net Assets)	Percent
1. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	1.0%
2. Everest Re Group Ltd. Provides reinsurance to property and casualty insurers in the US and international markets	0.8%
3. Corning, Inc. Global technology based company	0.7%
4. Lear Corp. Manufactures automobile parts	0.6%
5. NVR, Inc. Builder of single-family homes, townhouses, and condominium apartment buildings	0.6%
6. Equity Residential Operator of multifamily properties	0.6%
7. Delphi Automotive PLC Manufactures vehicle components	0.6%
8. Darden Restaurants, Inc. Operator of restaurant services	0.6%
9. eBay, Inc. Provider of online auction services	0.6%
10. Progressive Corp. Provider of property and casualty insurance	0.5%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 58 for contact information.

Investment Portfolio as of June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 16.9%
Auto Components 1.9%
BorgWarner, Inc.	13,052	605,743
Delphi Automotive PLC	14,570	1,404,548
Gentex Corp.	22,255	406,599
Goodyear Tire & Rubber Co.	8,760	265,428
Lear Corp.	10,623	1,588,564
Visteon Corp.*	2,110	243,578
		4,514,460
Automobiles 0.7%
Ford Motor Co.	6,802	75,026
General Motors Co.	9,756	356,484
Harley-Davidson, Inc.	11,140	523,692
Thor Industries, Inc.	5,781	628,048
		1,583,250
Distributors 0.5%
Genuine Parts Co.	7,117	589,501
LKQ Corp.*	1,763	61,088
Pool Corp.	5,605	558,762
		1,209,351
Diversified Consumer Services 0.6%
Bright Horizons Family Solutions, Inc.*	1,711	136,760
Graham Holdings Co. "B"	585	343,512
H&R Block, Inc.	21,466	574,001
Service Corp. International	9,484	335,165
ServiceMaster Global Holdings, Inc.*	1,260	59,371
		1,448,809
Hotels, Restaurants & Leisure 3.6%
Aramark	10,671	434,203
Carnival Corp.	14,582	1,013,157
Chipotle Mexican Grill, Inc.*	256	81,078
Choice Hotels International, Inc.	2,103	130,491
Darden Restaurants, Inc.	16,956	1,391,918
Domino's Pizza, Inc.	3,236	589,793
Dunkin' Brands Group, Inc.	3,075	158,547
Extended Stay America, Inc. (Units)	6,546	128,236
Hilton Grand Vacations, Inc.*	1,023	37,084
Hilton Worldwide Holdings, Inc.	2,539	163,334
Hyatt Hotels Corp. "A"*	2,089	124,316
International Game Technology PLC	3,672	74,799
Las Vegas Sands Corp.	1,772	110,236
McDonald's Corp.	1,646	263,311
MGM Resorts International	2,915	96,079
Norwegian Cruise Line Holdings Ltd.*	2,711	161,196
Royal Caribbean Cruises Ltd.	3,503	435,983
Six Flags Entertainment Corp.	3,628	197,980
Starbucks Corp.	3,573	196,015
The Wendy's Co.	8,084	120,613
Vail Resorts, Inc.	3,134	714,395
Wyndham Worldwide Corp.	9,952	992,015
Yum China Holdings, Inc.*	12,682	448,436
Yum! Brands, Inc.	9,107	699,600
		8,762,815
Household Durables 1.9%
CalAtlantic Group, Inc.	2,029	70,508
D.R. Horton, Inc.	6,586	238,084
Garmin Ltd.	10,675	549,762
Leggett & Platt, Inc.	8,473	389,504
Lennar Corp. "A"	3,680	190,477
Mohawk Industries, Inc.*	2,801	708,989
NVR, Inc.*	537	1,461,096
PulteGroup, Inc.	8,368	216,062
Toll Brothers, Inc.	4,830	188,177
Tupperware Brands Corp.	7,097	410,703
Whirlpool Corp.	1,687	289,523
		4,712,885
Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.*	29	28,438
Expedia, Inc.	912	135,304
Liberty Interactive Corp. QVC Group "A"*	9,777	216,267
Liberty Ventures "A"*	16,402	1,009,707
The Priceline Group, Inc.*	83	153,723
		1,543,439
Leisure Products 0.5%
Brunswick Corp.	8,706	456,891
Hasbro, Inc.	6,491	637,741
Mattel, Inc.	1,275	20,680
Polaris Industries, Inc.	1,317	122,784
		1,238,096
Media 2.9%
AMC Networks, Inc. "A"*	1,285	78,102
Cable One, Inc.	485	367,989
CBS Corp. "B"	7,603	487,048
Charter Communications, Inc. "A"*	50	19,927
Cinemark Holdings, Inc.	8,684	289,090
Comcast Corp. "A"	3,030	123,048
Discovery Communications, Inc. "A"*	4,926	109,407
Discovery Communications, Inc. "C"*	6,937	145,746
DISH Network Corp. "A"*	4,763	272,872
Interpublic Group of Companies, Inc.	12,864	259,081
John Wiley & Sons, Inc. "A"	3,914	211,160
Liberty Broadband Corp. "A"*	894	90,678
Liberty Broadband Corp. "C"*	4,073	413,532
Liberty Media Corp.-Liberty Formula One "A"*	4,540	172,202
Liberty Media Corp.-Liberty Formula One "C"*	4,491	176,496
Liberty Media Corp.-Liberty SiriusXM "A"*	3,106	138,838
Liberty Media Corp.-Liberty SiriusXM "C"*	6,288	280,508
Live Nation Entertainment, Inc.*	9,788	391,129
Madison Square Garden Co. "A"*	192	40,802
News Corp. "A"	39,266	524,986
News Corp. "B"	12,381	169,620
Omnicom Group, Inc.	8,372	605,965
Regal Entertainment Group "A"	8,471	125,117
Scripps Networks Interactive, Inc. "A"	6,091	521,694
Sirius XM Holdings, Inc.	44,423	255,432
TEGNA, Inc.	7,638	96,392
Time Warner, Inc.	3,056	308,962
Tribune Media Co. "A"	1,330	53,293
Twenty-First Century Fox, Inc. "A"	2,377	65,582
Twenty-First Century Fox, Inc. "B"	999	27,073
Viacom, Inc. "B"	725	20,735
Walt Disney Co.	1,423	144,008
		6,986,514
Multiline Retail 0.6%
Dollar General Corp.	2,317	168,121
Dollar Tree, Inc.*	2,817	224,346
Kohl's Corp.	6,673	265,452
Macy's, Inc.	993	20,625
Nordstrom, Inc.	11,721	522,991
Target Corp.	5,742	313,111
		1,514,646
Specialty Retail 2.7%
Advance Auto Parts, Inc.	1,434	140,389
AutoNation, Inc.*	703	31,895
AutoZone, Inc.*	596	314,950
Bed Bath & Beyond, Inc.	4,042	111,519
Best Buy Co., Inc.	3,590	194,793
Burlington Stores, Inc.*	5,273	459,437
Cabela's, Inc.*	726	38,986
CarMax, Inc.*	2,139	143,634
Dick's Sporting Goods, Inc.	6,280	165,541
Floor & Decor Holdings, Inc. "A"*	331	11,896
Foot Locker, Inc.	16,447	579,428
GameStop Corp. "A"	838	15,503
Home Depot, Inc.	1,329	199,177
L Brands, Inc.	1,311	47,484
Lowe's Companies, Inc.	6,103	450,951
Murphy USA, Inc.*	1,385	89,277
O'Reilly Automotive, Inc.*	1,511	296,352
Penske Automotive Group, Inc.	1,206	51,086
Ross Stores, Inc.	14,578	852,084
Signet Jewelers Ltd.	392	24,723
Staples, Inc.	23,330	238,316
The Gap, Inc.	13,461	317,949
The Michaels Companies, Inc.*	722	16,209
Tiffany & Co.	10,034	917,108
TJX Companies, Inc.	7,121	514,848
Tractor Supply Co.	520	30,945
Ulta Salon, Cosmetics & Fragrance, Inc.*	659	145,646
Williams-Sonoma, Inc.	5,534	254,564
		6,654,690
Textiles, Apparel & Luxury Goods 0.4%
Carter's, Inc.	1,154	100,063
Coach, Inc.	6,876	286,729
Hanesbrands, Inc.	1,408	34,158
Michael Kors Holdings Ltd.*	587	24,783
NIKE, Inc. "B"	3,333	176,016
PVH Corp.	1,685	212,125
Ralph Lauren Corp.	509	44,736
VF Corp.	2,595	163,148
		1,041,758
Consumer Staples 4.2%
Beverages 0.4%
Brown-Forman Corp. "A"	942	52,394
Brown-Forman Corp. "B"	4,306	228,390
Coca-Cola Co.	547	24,916
Constellation Brands, Inc. "A"	919	183,892
Dr. Pepper Snapple Group, Inc.	3,599	327,689
Molson Coors Brewing Co. "B"	355	31,861
Monster Beverage Corp.*	499	27,854
PepsiCo, Inc.	705	81,590
		958,586
Food & Staples Retailing 1.2%
Casey's General Stores, Inc.	1,057	111,429
Costco Wholesale Corp.	3,660	573,668
CVS Health Corp.	2,128	164,580
Kroger Co.	5,305	116,020
Sprouts Farmers Market, Inc.*	4,679	93,299
Sysco Corp.	25,250	1,329,917
U.S. Foods Holding Corp.*	9,178	251,936
Wal-Mart Stores, Inc.	1,251	97,666
Walgreens Boots Alliance, Inc.	2,893	235,780
		2,974,295
Food Products 1.8%
Archer-Daniels-Midland Co.	5,478	226,351
Bunge Ltd.	5,986	446,735
Campbell Soup Co.	2,339	108,062
Conagra Brands, Inc.	3,478	112,896
Flowers Foods, Inc.	10,942	190,063
General Mills, Inc.	3,200	170,432
Hormel Foods Corp.	8,744	268,791
Ingredion, Inc.	1,774	219,657
Kellogg Co.	1,609	105,325
Kraft Heinz Co.	280	22,610
Lamb Weston Holdings, Inc.	10,732	488,091
McCormick & Co., Inc.	3,714	353,313
Mondelez International, Inc. "A"	1,706	69,366
Pilgrim's Pride Corp.*	561	16,521
Pinnacle Foods, Inc.	6,309	374,187
Post Holdings, Inc.*	1,487	126,588
Seaboard Corp.	36	154,644
The Hershey Co.	4,669	489,871
The JM Smucker Co.	1,552	162,588
TreeHouse Foods, Inc.*	161	10,785
Tyson Foods, Inc. "A"	4,525	286,432
		4,403,308
Household Products 0.5%
Church & Dwight Co., Inc.	6,646	333,430
Clorox Co.	2,038	282,324
Colgate-Palmolive Co.	3,437	246,227
Energizer Holdings, Inc.	497	21,942
Kimberly-Clark Corp.	2,272	280,115
Procter & Gamble Co.	700	64,589
Spectrum Brands Holdings, Inc.	1,028	113,039
		1,341,666
Personal Products 0.2%
Edgewell Personal Care Co.*	499	37,894
Estee Lauder Companies, Inc. "A"	3,894	416,619
Nu Skin Enterprises, Inc. "A"	238	14,478
		468,991
Tobacco 0.1%
Altria Group, Inc.	1,258	79,757
Philip Morris International, Inc.	665	77,759
		157,516
Energy 0.7%
Energy Equipment & Services 0.1%
Baker Hughes a GE Co.	5,290	179,331
Helmerich & Payne, Inc.	723	30,612
Oceaneering International, Inc.	1,237	27,894
		237,837
Oil, Gas & Consumable Fuels 0.6%
Andeavor	695	69,604
Chevron Corp.	263	28,304
Cimarex Energy Co.	153	15,253
ConocoPhillips	729	31,828
Energen Corp.*	219	11,230
EOG Resources, Inc.	404	34,336
Exxon Mobil Corp.	217	16,564
HollyFrontier Corp.	1,521	47,623
Kinder Morgan, Inc.	4,422	85,477
Marathon Petroleum Corp.	5,930	311,028
Occidental Petroleum Corp.	369	22,029
ONEOK, Inc.	2,741	148,453
Phillips 66	793	66,461
Pioneer Natural Resources Co.	158	20,485
Targa Resources Corp.	307	13,683
Valero Energy Corp.	8,536	581,302
Williams Companies, Inc.	904	26,876
		1,530,536
Financials 17.6%
Banks 2.5%
Associated Banc-Corp.	9,795	214,510
Bank of America Corp.	1,558	37,221
Bank of Hawaii Corp.	1,239	96,803
Bank of the Ozarks, Inc.	2,091	89,829
BankUnited, Inc.	2,278	75,812
BB&T Corp.	6,465	297,972
BOK Financial Corp.	321	25,834
CIT Group, Inc.	2,150	96,428
Citigroup, Inc.	1,471	100,072
Citizens Financial Group, Inc.	6,964	230,717
Comerica, Inc.	2,205	150,491
Commerce Bancshares, Inc.	2,867	157,656
Cullen/Frost Bankers, Inc.	1,874	157,791
East West Bancorp., Inc.	4,926	272,753
Fifth Third Bancorp.	19,490	509,274
First Hawaiian, Inc.	915	24,787
First Horizon National Corp.	5,811	100,007
First Republic Bank	2,133	207,008
FNB Corp.	4,342	55,100
Huntington Bancshares, Inc.	20,881	262,892
JPMorgan Chase & Co.	314	28,539
KeyCorp	13,874	238,772
M&T Bank Corp.	1,539	227,557
PacWest Bancorp.	3,945	178,117
People's United Financial, Inc.	6,367	106,329
PNC Financial Services Group, Inc.	2,022	253,579
Popular, Inc.	3,063	122,244
Prosperity Bancshares, Inc.	2,082	124,399
Regions Financial Corp.	27,420	386,896
Signature Bank*	651	83,549
SunTrust Banks, Inc.	2,222	122,432
SVB Financial Group*	523	88,565
Synovus Financial Corp.	3,739	157,487
TCF Financial Corp.	6,466	100,417
U.S. Bancorp.	2,791	143,039
Webster Financial Corp.	3,016	140,787
Wells Fargo & Co.	272	13,891
Western Alliance Bancorp.*	2,331	112,424
Zions Bancorp.	4,417	192,846
		5,984,826
Capital Markets 4.2%
Affiliated Managers Group, Inc.	1,832	323,696
Ameriprise Financial, Inc.	2,791	386,581
Bank of New York Mellon Corp.	4,321	225,902
BGC Partners, Inc. "A"	5,904	76,693
BlackRock, Inc.	134	56,147
CBOE Holdings, Inc.	5,998	605,138
Charles Schwab Corp.	1,622	64,718
CME Group, Inc.	1,689	212,476
E*TRADE Financial Corp.*	5,605	229,861
Eaton Vance Corp.	14,413	685,771
FactSet Research Systems, Inc.	2,391	375,817
Federated Investors, Inc. "B"	5,091	139,035
Franklin Resources, Inc.	19,615	847,957
Interactive Brokers Group, Inc. "A"	510	21,384
Intercontinental Exchange, Inc.	2,699	174,544
Invesco Ltd.	7,007	229,690
Lazard Ltd. "A"	19,311	828,249
Legg Mason, Inc.	7,163	273,555
LPL Financial Holdings, Inc.	8,291	388,351
MarketAxess Holdings, Inc.	1,115	215,139
Moody's Corp.	2,150	288,165
Morgan Stanley	1,739	79,125
Morningstar, Inc.	769	63,596
MSCI, Inc.	6,018	689,723
Nasdaq, Inc.	758	57,138
Northern Trust Corp.	2,322	205,497
Raymond James Financial, Inc.	1,647	128,993
S&P Global, Inc.	5,679	876,440
SEI Investments Co.	5,640	329,714
State Street Corp.	3,188	294,858
T. Rowe Price Group, Inc.	5,749	484,986
TD Ameritrade Holding Corp.	3,682	159,504
The Goldman Sachs Group, Inc.	792	177,202
		10,195,645
Consumer Finance 1.0%
Ally Financial, Inc.	11,038	249,459
American Express Co.	5,593	481,557
Capital One Financial Corp.	5,538	440,880
Credit Acceptance Corp.*	594	161,746
Discover Financial Services	11,713	690,481
Navient Corp.	2,992	39,495
Santander Consumer U.S.A. Holdings, Inc.*	1,280	18,278
SLM Corp.*	4,450	45,257
Synchrony Financial	10,566	325,327
		2,452,480
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc. "B"*	799	144,747
Leucadia National Corp.	12,963	306,964
Voya Financial, Inc.	3,440	131,511
		583,222
Insurance 8.5%
Aflac, Inc.	6,157	508,260
Alleghany Corp.*	502	282,511
Allstate Corp.	8,663	784,001
American Financial Group, Inc.	5,594	569,525
American International Group, Inc.	688	41,610
American National Insurance Co.	188	21,753
Aon PLC	5,061	704,289
Arch Capital Group Ltd.*	7,240	704,742
Arthur J. Gallagher & Co.	11,495	665,561
Aspen Insurance Holdings Ltd.	4,374	197,705
Assurant, Inc.	3,410	322,893
Assured Guaranty Ltd.	12,894	548,511
Athene Holding Ltd. "A"*	761	40,721
Axis Capital Holdings Ltd.	8,408	506,498
Brighthouse Financial, Inc.*	229	13,069
Brown & Brown, Inc.	8,729	392,456
Chubb Ltd.	2,169	306,740
Cincinnati Financial Corp.	4,050	311,202
CNA Financial Corp.	1,868	91,644
Erie Indemnity Co. "A"	3,355	405,250
Everest Re Group Ltd.	7,751	1,956,972
First American Financial Corp.	10,299	505,269
FNF Group	22,694	1,094,759
Hanover Insurance Group, Inc.	1,400	137,452
Hartford Financial Services Group, Inc.	4,224	228,392
Lincoln National Corp.	4,021	272,865
Loews Corp.	5,858	272,866
Markel Corp.*	117	123,083
Marsh & McLennan Companies, Inc.	10,165	793,683
Mercury General Corp.	1,146	65,861
MetLife, Inc.	2,525	118,246
Old Republic International Corp.	16,191	309,086
Principal Financial Group, Inc.	8,122	507,787
ProAssurance Corp.	3,969	211,349
Progressive Corp.	28,687	1,333,372
Prudential Financial, Inc.	3,473	354,524
Reinsurance Group of America, Inc.	5,272	708,820
RenaissanceRe Holdings Ltd.	4,884	679,657
The Travelers Companies, Inc.	4,633	561,427
Torchmark Corp.	10,872	836,818
Unum Group	14,219	685,071
Validus Holdings Ltd.	8,260	414,239
W.R. Berkley Corp.	8,687	578,902
Willis Towers Watson PLC	1,018	151,142
XL Group Ltd.	8,060	330,138
		20,650,721
Mortgage Real Estate Investment Trusts (REITs) 1.2%
AGNC Investment Corp.	14,156	304,920
Annaly Capital Management, Inc.	56,622	707,775
Chimera Investment Corp.	37,400	713,218
MFA Financial, Inc.	23,015	202,072
New Residential Investment Corp.	30,711	506,118
Starwood Property Trust, Inc.	5,852	129,973
Two Harbors Investment Corp.	30,914	316,250
		2,880,326
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp., Inc.	5,084	61,262
Health Care 9.7%
Biotechnology 0.7%
AbbVie, Inc.	1,371	103,236
Alexion Pharmaceuticals, Inc.*	154	21,931
Amgen, Inc.	822	146,127
Biogen, Inc.*	868	274,774
Bioverativ, Inc.*	8,864	502,500
Celgene Corp.*	626	86,970
Gilead Sciences, Inc.	993	83,124
Regeneron Pharmaceuticals, Inc.*	75	37,268
United Therapeutics Corp.*	2,598	339,819
		1,595,749
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	4,125	210,127
Align Technology, Inc.*	1,290	227,995
Baxter International, Inc.	38,465	2,386,369
Becton, Dickinson & Co.	1,553	309,730
Boston Scientific Corp.*	3,972	109,429
C.R. Bard, Inc.	1,992	639,053
Danaher Corp.	2,006	167,341
Edwards Lifesciences Corp.*	1,259	143,098
Hill-Rom Holdings, Inc.	6,206	477,614
Hologic, Inc.*	8,085	312,081
IDEXX Laboratories, Inc.*	2,525	392,461
Intuitive Surgical, Inc.*	259	260,210
Medtronic PLC	853	68,769
ResMed, Inc.	3,806	295,269
STERIS PLC	4,113	358,489
Stryker Corp.	1,340	189,436
Teleflex, Inc.	1,651	349,599
The Cooper Companies, Inc.	2,275	570,638
Varian Medical Systems, Inc.*	8,465	899,406
West Pharmaceutical Services, Inc.	4,874	424,233
Zimmer Biomet Holdings, Inc.	1,190	135,981
		8,927,328
Health Care Providers & Services 3.5%
Aetna, Inc.	971	153,127
AmerisourceBergen Corp.	4,924	395,151
Anthem, Inc.	4,939	968,242
Cardinal Health, Inc.	10,764	726,139
Centene Corp.*	524	46,557
Cigna Corp.	7,060	1,285,344
DaVita, Inc.*	2,666	156,121
Express Scripts Holding Co.*	2,899	182,115
HCA Healthcare, Inc.*	4,299	338,159
Henry Schein, Inc.*	3,168	550,218
Humana, Inc.	2,264	583,252
Laboratory Corp. of America Holdings*	3,953	620,107
LifePoint Health, Inc.*	1,689	97,878
McKesson Corp.	1,233	184,099
MEDNAX, Inc.*	935	41,935
Patterson Companies, Inc.	2,667	102,680
Premier, Inc. "A"*	718	24,053
Quest Diagnostics, Inc.	10,987	1,190,441
UnitedHealth Group, Inc.	1,320	262,548
Universal Health Services, Inc. "B"	1,864	201,554
VCA, Inc.*	1,997	185,641
WellCare Health Plans, Inc.*	1,715	299,576
		8,594,937
Health Care Technology 0.2%
Cerner Corp.*	7,945	538,512
Veeva Systems, Inc. "A"*	426	25,347
		563,859
Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	7,781	503,586
Bio-Rad Laboratories, Inc. "A"*	1,329	289,483
Bio-Techne Corp.	1,196	148,041
Bruker Corp.	1,640	47,708
Charles River Laboratories International, Inc.*	1,518	165,159
Illumina, Inc.*	242	49,479
Mettler-Toledo International, Inc.*	1,071	648,051
PerkinElmer, Inc.	3,567	238,953
QIAGEN NV*	7,802	250,990
Thermo Fisher Scientific, Inc.	953	178,345
VWR Corp.*	3,259	107,612
Waters Corp.*	3,040	557,779
		3,185,186
Pharmaceuticals 0.3%
Allergan PLC	377	86,514
Bristol-Myers Squibb Co.	413	24,978
Eli Lilly & Co.	1,817	147,704
Johnson & Johnson	494	65,391
Merck & Co., Inc.	1,149	73,375
Mylan NV*	390	12,277
Pfizer, Inc.	1,352	45,860
Zoetis, Inc.	3,614	226,598
		682,697
Industrials 18.1%
Aerospace & Defense 3.5%
Arconic, Inc.	2,815	71,698
Boeing Co.	3,272	784,167
BWX Technologies, Inc.	8,833	483,342
General Dynamics Corp.	2,505	504,382
HEICO Corp.	1,172	100,522
HEICO Corp. "A"	3,080	223,762
Hexcel Corp.	8,896	478,338
Huntington Ingalls Industries, Inc.	4,494	961,536
L3 Technologies, Inc.	3,564	646,795
Lockheed Martin Corp.	1,484	453,199
Northrop Grumman Corp.	1,866	507,944
Orbital ATK, Inc.	2,507	279,731
Raytheon Co.	3,711	675,439
Rockwell Collins, Inc.	3,572	468,111
Spirit AeroSystems Holdings, Inc. "A"	11,006	819,947
Teledyne Technologies, Inc.*	2,817	422,719
Textron, Inc.	9,501	466,404
TransDigm Group, Inc.	444	115,733
United Technologies Corp.	1,288	154,199
		8,617,968
Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	2,375	167,746
Expeditors International of Washington, Inc.	9,217	517,074
FedEx Corp.	1,533	328,645
United Parcel Service, Inc. "B"	2,105	240,728
XPO Logistics, Inc.*	361	22,093
		1,276,286
Airlines 1.6%
Alaska Air Group, Inc.	6,726	502,163
American Airlines Group, Inc.	4,915	219,897
Copa Holdings SA "A"	1,295	160,671
Delta Air Lines, Inc.	18,035	851,071
JetBlue Airways Corp.*	39,054	773,660
Southwest Airlines Co.	21,057	1,097,912
Spirit Airlines, Inc.*	1,558	53,050
United Continental Holdings, Inc.*	4,804	297,656
		3,956,080
Building Products 1.1%
A.O. Smith Corp.	8,632	480,716
Allegion PLC	3,610	284,143
Armstrong World Industries, Inc.*	528	25,080
Fortune Brands Home & Security, Inc.	5,445	340,476
Lennox International, Inc.	3,135	519,564
Masco Corp.	7,638	280,849
Owens Corning	8,115	601,565
USG Corp.*	989	29,670
		2,562,063
Commercial Services & Supplies 1.2%
Cintas Corp.	5,637	761,051
Clean Harbors, Inc.*	397	21,474
Copart, Inc.*	14,001	457,693
KAR Auction Services, Inc.	5,404	243,666
Pitney Bowes, Inc.	1,730	22,230
Republic Services, Inc.	6,484	423,016
Rollins, Inc.	7,375	327,524
Stericycle, Inc.*	500	35,945
Waste Management, Inc.	6,651	512,859
		2,805,458
Construction & Engineering 0.6%
AECOM*	2,221	74,403
Fluor Corp.	1,326	51,144
Jacobs Engineering Group, Inc.	9,185	500,491
Quanta Services, Inc.*	19,167	688,670
Valmont Industries, Inc.	1,287	184,749
		1,499,457
Electrical Equipment 1.1%
AMETEK, Inc.	8,198	518,524
Eaton Corp. PLC	6,407	459,766
Emerson Electric Co.	3,502	206,758
Hubbell, Inc.	3,314	373,786
Regal-Beloit Corp.	4,704	354,682
Rockwell Automation, Inc.	3,696	606,366
Sensata Technologies Holding NV*	3,640	162,562
		2,682,444
Industrial Conglomerates 0.4%
3M Co.	974	199,008
Carlisle Companies, Inc.	3,137	297,042
Honeywell International, Inc.	1,401	193,716
Roper Technologies, Inc.	754	173,918
		863,684
Machinery 4.8%
AGCO Corp.	2,934	200,832
Allison Transmission Holdings, Inc.	8,254	286,661
Caterpillar, Inc.	1,343	157,789
Colfax Corp.*	1,549	61,774
Crane Co.	4,322	320,822
Cummins, Inc.	6,798	1,083,465
Deere & Co.	3,525	408,653
Donaldson Co., Inc.	9,791	462,625
Dover Corp.	2,705	229,600
Flowserve Corp.	905	35,548
Fortive Corp.	6,387	414,963
Graco, Inc.	3,450	398,510
IDEX Corp.	2,878	338,395
Illinois Tool Works, Inc.	3,255	447,595
Ingersoll-Rand PLC	9,866	842,458
ITT, Inc.	6,139	247,770
Lincoln Electric Holdings, Inc.	4,677	406,151
Middleby Corp.*	1,085	132,045
Nordson Corp.	3,157	345,060
Oshkosh Corp.	5,899	440,065
PACCAR, Inc.	5,384	357,121
Parker Hannifin Corp.	4,640	746,530
Pentair PLC	1,746	108,339
Snap-on, Inc.	4,805	709,074
Stanley Black & Decker, Inc.	6,347	913,968
Timken Co.	7,467	334,895
Toro Co.	14,295	881,716
Trinity Industries, Inc.	826	23,822
WABCO Holdings, Inc.*	2,221	318,980
Wabtec Corp.	155	10,938
Welbilt, Inc.*	3,802	75,660
Xylem, Inc.	1,065	66,105
		11,807,929
Marine 0.0%
Kirby Corp.*	1,134	70,989
Professional Services 1.2%
Dun & Bradstreet Corp.	326	36,330
Equifax, Inc.	3,669	522,723
IHS Markit Ltd.*	2,735	128,107
ManpowerGroup, Inc.	10,837	1,208,434
Nielsen Holdings PLC	1,271	49,378
Robert Half International, Inc.	17,438	789,941
TransUnion*	1,865	89,259
Verisk Analytics, Inc.*	2,166	175,554
		2,999,726
Road & Rail 1.3%
AMERCO	195	72,776
CSX Corp.	4,500	225,900
Genesee & Wyoming, Inc. "A"*	443	30,372
J.B. Hunt Transport Services, Inc.	5,957	589,088
Kansas City Southern	1,668	172,521
Landstar System, Inc.	5,703	532,375
Norfolk Southern Corp.	3,221	388,195
Old Dominion Freight Line, Inc.	7,043	703,596
Ryder System, Inc.	2,022	156,907
Union Pacific Corp.	2,554	268,936
		3,140,666
Trading Companies & Distributors 0.7%
Air Lease Corp.	6,561	266,639
Fastenal Co.	5,092	217,276
HD Supply Holdings, Inc.*	4,140	137,862
MSC Industrial Direct Co., Inc. "A"	6,050	416,724
United Rentals, Inc.*	941	111,094
Univar, Inc.*	1,733	48,888
W.W. Grainger, Inc.	743	120,789
Watsco, Inc.	2,599	382,989
WESCO International, Inc.*	1,067	53,830
		1,756,091
Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.	1,868	139,129
Information Technology 13.8%
Communications Equipment 1.1%
Arista Networks, Inc.*	123	21,666
Brocade Communications Systems, Inc.	4,968	61,504
Cisco Systems, Inc.	3,133	100,914
CommScope Holding Co., Inc.*	1,562	51,640
EchoStar Corp. "A"*	6,301	379,950
F5 Networks, Inc.*	2,157	257,503
Harris Corp.	7,297	896,801
Juniper Networks, Inc.	15,642	433,753
Motorola Solutions, Inc.	6,590	580,711
		2,784,442
Electronic Equipment, Instruments & Components 2.4%
Amphenol Corp. "A"	4,397	355,893
Arrow Electronics, Inc.*	2,552	202,705
Avnet, Inc.	766	29,545
CDW Corp.	16,916	1,072,813
Cognex Corp.	2,096	228,401
Coherent, Inc.*	562	131,126
Corning, Inc.	64,431	1,853,035
Dolby Laboratories, Inc. "A"	3,788	191,142
FLIR Systems, Inc.	7,344	279,072
IPG Photonics Corp.*	1,020	179,306
Jabil, Inc.	14,762	462,789
Keysight Technologies, Inc.*	9,003	367,862
National Instruments Corp.	6,776	273,683
Trimble, Inc.*	4,857	187,869
Zebra Technologies Corp. "A"*	790	81,441
		5,896,682
Internet Software & Services 0.9%
Akamai Technologies, Inc.*	1,194	56,297
Alphabet, Inc. "A"*	48	45,851
Alphabet, Inc. "C"*	51	47,906
CoStar Group, Inc.*	442	126,686
eBay, Inc.*	38,383	1,386,778
GoDaddy, Inc. "A"*	557	24,965
IAC/InterActiveCorp.*	798	90,581
VeriSign, Inc.*	3,041	315,504
		2,094,568
IT Services 2.6%
Accenture PLC "A"	2,097	274,204
Alliance Data Systems Corp.	1,101	248,276
Amdocs Ltd.	13,428	870,000
Automatic Data Processing, Inc.	3,319	353,374
Booz Allen Hamilton Holding Corp.	5,900	201,249
Broadridge Financial Solutions, Inc.	5,649	441,356
Cognizant Technology Solutions Corp. "A"	3,975	281,311
Conduent, Inc.*	4,000	66,040
CoreLogic, Inc.*	3,204	150,492
CSRA, Inc.	5,655	178,189
DST Systems, Inc.	1,486	76,276
DXC Technology Co.	547	46,495
Euronet Worldwide, Inc.*	189	18,573
Fidelity National Information Services, Inc.	3,224	299,574
Fiserv, Inc.*	3,077	380,656
FleetCor Technologies, Inc.*	245	35,224
Gartner, Inc.*	2,018	243,351
Genpact Ltd.	5,183	147,456
Global Payments, Inc.	293	27,979
International Business Machines Corp.	691	98,834
Jack Henry & Associates, Inc.	5,215	537,510
MasterCard, Inc. "A"	1,291	172,090
Paychex, Inc.	5,894	336,135
PayPal Holdings, Inc.*	2,883	177,824
Sabre Corp.	2,276	41,969
Teradata Corp.*	4,683	149,481
Total System Services, Inc.	2,670	184,550
Vantiv, Inc. "A"*	1,857	131,271
Visa, Inc. "A"	822	85,093
Western Union Co.	9,139	172,910
		6,427,742
Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	7,327	613,050
Applied Materials, Inc.	12,574	567,339
Intel Corp.	4,841	169,774
KLA-Tencor Corp.	5,200	487,188
Lam Research Corp.	4,922	816,953
Maxim Integrated Products, Inc.	11,050	515,593
Microchip Technology, Inc.	910	78,988
NVIDIA Corp.	528	89,464
NXP Semiconductors NV*	636	71,843
ON Semiconductor Corp.*	1,825	31,171
Qorvo, Inc.*	754	55,208
QUALCOMM, Inc.	4,358	227,793
Skyworks Solutions, Inc.	3,799	400,263
Teradyne, Inc.	12,855	457,766
Texas Instruments, Inc.	6,283	520,358
Versum Materials, Inc.	11,898	439,393
Xilinx, Inc.	14,194	937,656
		6,479,800
Software 2.6%
Activision Blizzard, Inc.	4,978	326,358
Adobe Systems, Inc.*	2,065	320,405
ANSYS, Inc.*	5,047	650,155
Autodesk, Inc.*	116	13,277
CA, Inc.	4,428	146,921
Cadence Design Systems, Inc.*	18,474	725,843
CDK Global, Inc.	2,363	152,414
Citrix Systems, Inc.*	6,245	488,421
Dell Technologies, Inc. "V"*	3,229	241,949
Electronic Arts, Inc.*	1,755	213,232
Fortinet, Inc.*	1,958	74,796
Guidewire Software, Inc.*	453	34,297
Intuit, Inc.	3,181	449,952
Microsoft Corp.	1,154	86,285
Nuance Communications, Inc.*	3,394	54,542
Oracle Corp.	825	41,522
PTC, Inc.*	657	36,792
Red Hat, Inc.*	2,862	307,665
salesforce.com, Inc.*	372	35,522
SS&C Technologies Holdings, Inc.	2,533	98,052
Synopsys, Inc.*	12,335	991,981
Take-Two Interactive Software, Inc.*	3,061	299,335
Tyler Technologies, Inc.*	934	161,395
Ultimate Software Group, Inc.*	300	60,270
VMware, Inc. "A"*	2,590	279,979
Workday, Inc. "A"*	178	19,525
		6,310,885
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	1,607	263,548
Hewlett Packard Enterprise Co.	21,229	383,396
HP, Inc.	64,895	1,238,196
NCR Corp.*	6,277	229,299
NetApp, Inc.	33,830	1,307,868
Xerox Corp.	5,510	177,808
		3,600,115
Materials 5.8%
Chemicals 3.3%
Air Products & Chemicals, Inc.	3,061	444,977
Albemarle Corp.	5,560	646,406
Ashland Global Holdings, Inc.	4,961	307,830
Axalta Coating Systems Ltd.*	5,858	172,928
Cabot Corp.	4,513	237,745
Celanese Corp. "A"	6,942	673,513
Dow Chemical Co.	2,614	174,223
E.I. du Pont de Nemours & Co.	3,158	265,051
Eastman Chemical Co.	5,119	441,258
Ecolab, Inc.	2,036	271,399
FMC Corp.	4,444	383,162
Huntsman Corp.	4,569	121,398
International Flavors & Fragrances, Inc.	2,929	400,834
LyondellBasell Industries NV "A"	4,529	410,282
Monsanto Co.	1,661	194,669
NewMarket Corp.	668	279,565
Olin Corp.	16,775	540,658
PPG Industries, Inc.	2,552	266,225
Praxair, Inc.	3,521	463,152
RPM International, Inc.	8,227	402,876
Scotts Miracle-Gro Co.	3,201	305,984
The Mosaic Co.	3,306	66,054
The Sherwin-Williams Co.	1,030	349,448
Valvoline, Inc.	8,622	183,562
Westlake Chemical Corp.	452	34,763
		8,037,962
Construction Materials 0.1%
Eagle Materials, Inc.	1,220	118,645
Martin Marietta Materials, Inc.	817	173,196
Vulcan Materials Co.	743	90,096
		381,937
Containers & Packaging 1.9%
AptarGroup, Inc.	2,662	222,570
Avery Dennison Corp.	7,900	744,654
Bemis Co., Inc.	2,125	90,546
Berry Global Group, Inc.*	4,713	265,059
Crown Holdings, Inc.*	5,043	297,688
Graphic Packaging Holding Co.	19,367	252,739
International Paper Co.	11,578	623,707
Owens-Illinois, Inc.*	7,951	195,913
Packaging Corp. of America	5,642	634,217
Sealed Air Corp.	2,467	109,486
Silgan Holdings, Inc.	9,222	277,490
Sonoco Products Co.	8,157	393,657
WestRock Co.	8,554	486,808
		4,594,534
Metals & Mining 0.4%
Alcoa Corp.*	980	43,003
Nucor Corp.	8,484	467,553
Reliance Steel & Aluminum Co.	1,404	101,678
Southern Copper Corp.	500	20,350
Steel Dynamics, Inc.	10,063	346,670
		979,254
Paper & Forest Products 0.1%
Domtar Corp.	4,519	182,748
Real Estate 4.9%
Equity Real Estate Investment Trusts (REITs) 4.5%
Alexandria Real Estate Equities, Inc.	135	16,377
American Campus Communities, Inc.	873	41,546
American Homes 4 Rent "A",	1,398	30,980
American Tower Corp.	1,215	179,881
Apartment Investment & Management Co. "A"	828	37,533
Apple Hospitality REIT, Inc.	8,253	150,039
AvalonBay Communities, Inc.	2,069	388,413
Boston Properties, Inc.	828	99,857
Brandywine Realty Trust	1,950	33,501
Brixmor Property Group, Inc.	1,493	27,949
Camden Property Trust	5,534	495,182
Colony NorthStar, Inc. "A"	4,889	64,095
Columbia Property Trust, Inc.	1,231	25,851
CoreCivic, Inc.	2,370	63,516
CoreSite Realty Corp.	996	118,285
Corporate Office Properties Trust	1,204	40,165
Crown Castle International Corp.	633	68,642
CubeSmart	849	20,928
CyrusOne, Inc.	307	19,350
DCT Industrial Trust, Inc.	1,965	114,658
Digital Realty Trust, Inc.	1,396	165,203
Douglas Emmett, Inc.	1,772	69,037
Duke Realty Corp.	8,921	265,132
DuPont Fabros Technology, Inc.	3,827	246,306
Empire State Realty Trust, Inc. "A"	2,426	49,369
EPR Properties	1,748	121,766
Equinix, Inc.	102	47,778
Equity Commonwealth*	4,470	138,302
Equity Lifestyle Properties, Inc.	3,173	282,873
Equity Residential	21,153	1,420,424
Essex Property Trust, Inc.	968	257,459
Extra Space Storage, Inc.	1,168	90,672
Federal Realty Investment Trust	335	42,522
Gaming and Leisure Properties, Inc.	8,004	313,677
GGP, Inc.	3,428	71,131
HCP, Inc.	6,017	179,367
Healthcare Trust of America, Inc. "A"	1,015	31,536
Highwoods Properties, Inc.	1,843	96,260
Hospitality Properties Trust	10,738	293,792
Host Hotels & Resorts, Inc.	45,812	830,113
Hudson Pacific Properties, Inc.	1,051	34,683
Iron Mountain, Inc.	832	32,797
JBG SMITH Properties*	1,011	33,090
Kilroy Realty Corp.	4,021	278,374
Lamar Advertising Co. "A",	7,691	511,913
Liberty Property Trust	8,913	379,694
Medical Properties Trust, Inc.	4,079	53,680
Mid-America Apartment Communities, Inc.	706	75,161
National Retail Properties, Inc.	981	41,035
Omega Healthcare Investors, Inc.	8,916	284,153
Outfront Media, Inc.	3,240	71,280
Park Hotels & Resorts, Inc.	2,189	58,424
Piedmont Office Realty Trust, Inc. "A"	4,377	88,634
Prologis, Inc.	4,980	315,533
Public Storage	571	117,249
Rayonier, Inc.	10,981	318,559
Realty Income Corp.	678	39,026
Regency Centers Corp.	278	17,881
Retail Properties of America, Inc. "A"	3,100	41,323
SBA Communications Corp.*	712	109,328
Senior Housing Properties Trust	6,358	125,380
Simon Property Group, Inc.	372	58,348
SL Green Realty Corp.	796	76,718
STORE Capital Corp.	614	15,583
Sun Communities, Inc.	471	42,536
Tanger Factory Outlet Centers, Inc.	1,243	29,086
Taubman Centers, Inc.	563	29,411
The Macerich Co.	762	40,211
UDR, Inc.	1,693	65,722
Ventas, Inc.	1,192	81,580
Vornado Realty Trust	2,021	150,544
Weingarten Realty Investors	1,672	53,571
Welltower, Inc.	1,571	115,029
Weyerhaeuser Co.	4,433	144,560
WP Carey, Inc.	1,846	127,097
		11,106,660
Real Estate Management & Development 0.4%
CBRE Group, Inc. "A"*	13,447	485,168
Howard Hughes Corp.*	605	70,997
Jones Lang LaSalle, Inc.	1,750	213,342
Realogy Holdings Corp.	3,744	126,921
		896,428
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.3%
AT&T, Inc.	1,708	63,982
CenturyLink, Inc.	11,670	230,132
Level 3 Communications, Inc.*	2,909	158,337
Verizon Communications, Inc.	736	35,306
Zayo Group Holdings, Inc.*	2,738	93,557
		581,314
Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc.*	1,304	84,382
Telephone & Data Systems, Inc.	4,028	118,060
United States Cellular Corp.*	726	28,082
		230,524
Utilities 6.1%
Electric Utilities 2.8%
Alliant Energy Corp.	7,763	331,791
American Electric Power Co., Inc.	5,375	395,761
Avangrid, Inc.	1,933	94,369
Duke Energy Corp.	2,666	232,742
Edison International	7,523	603,194
Entergy Corp.	4,864	385,083
Eversource Energy	8,508	536,004
Exelon Corp.	14,421	546,123
FirstEnergy Corp.	4,269	139,084
Great Plains Energy, Inc.	7,587	232,845
Hawaiian Electric Industries, Inc.	6,743	225,351
NextEra Energy, Inc.	1,865	280,701
OGE Energy Corp.	11,368	406,065
PG&E Corp.	6,964	490,126
Pinnacle West Capital Corp.	5,779	519,937
PPL Corp.	9,476	371,838
Southern Co.	3,596	173,543
Westar Energy, Inc.	3,788	194,362
Xcel Energy, Inc.	11,763	582,269
		6,741,188
Gas Utilities 0.4%
Atmos Energy Corp.	3,637	320,201
National Fuel Gas Co.	1,474	85,463
UGI Corp.	10,150	501,512
		907,176
Independent Power & Renewable Electricity Producers 0.3%
AES Corp.	25,794	284,766
Calpine Corp.*	6,451	94,829
NRG Energy, Inc.	3,036	75,627
Vistra Energy Corp.	12,310	217,887
		673,109
Multi-Utilities 2.5%
Ameren Corp.	12,758	765,352
CenterPoint Energy, Inc.	42,162	1,248,838
CMS Energy Corp.	10,445	507,000
Consolidated Edison, Inc.	6,493	547,165
Dominion Energy, Inc.	2,115	166,599
DTE Energy Co.	5,969	670,438
MDU Resources Group, Inc.	7,853	212,345
NiSource, Inc.	7,951	213,643
Public Service Enterprise Group, Inc.	8,602	402,918
SCANA Corp.	2,646	159,766
Sempra Energy	2,060	242,936
Vectren Corp.	8,856	581,042
WEC Energy Group, Inc.	6,417	418,517
		6,136,559
Water Utilities 0.1%
American Water Works Co., Inc.	3,085	249,577
Aqua America, Inc.	3,728	124,514
		374,091
Total Common Stocks (Cost $240,783,110)		239,237,374

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
U.S. Treasury Obligation
U.S. Treasury Bill, 1.18%**, 8/16/2018 (a) (Cost $226,284)	229,000	226,353

	Shares	Value ($)

Exchange-Traded Fund 0.0%
Deutsche X-trackers Russell 1000 Comprehensive Factor ETF (b) (Cost $2,927)	100	2,948

Cash Equivalents 1.6%
Deutsche Central Cash Management Government Fund, 1.06% (c) (Cost $3,904,489)	3,904,489	3,904,489

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $244,916,810)	99.9	243,371,164
Other Assets and Liabilities, Net	0.1	288,249
Net Assets	100.0	243,659,413

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) At August 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Affiliated fund managed by DBX Advisors LLC, a subsidiary of Deutsche Bank AG.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At August 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	9/15/2017	14	1,710,382	1,729,070	18,688
S&P MidCap 400 E-Mini Index	USD	9/15/2017	14	2,392,660	2,422,622	29,962
Total unrealized appreciation						48,650

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the period ended August 31, 2017 are as follows:

Value ($) at 5/1/2017	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2017
Affiliate: Deutsche X-Trackers Russell 1000 Comprehensive Factor ETF
—	12,179	9,231	(21)	21	36	—	2,948
Deutsche Central Cash Management Government Fund
—	11,428,214	7,523,725	—	—	101	—	3,904,489
Total: —	11,440,393	7,532,956	(21)	21	137	—	3,907,437

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 239,237,374	$ —	$ —	$ 239,237,374
Government & Agency Obligation	—	226,353	—	226,353
Exchange-Traded Fund	2,948	—	—	2,948
Short-Term Investments	3,904,489	—	—	3,904,489
Derivatives (e) Futures Contracts	48,650	—	—	48,650
Total	$ 243,193,461	$ 226,353	$ —	$ 243,419,814

There have been no transfers between fair value measurement levels during the period ended August 31, 2017.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2017
Assets
Investments in non-affiliated securities, at value (cost $241,009,394)	$ 239,463,727
Investment in affiliated Underlying Funds, at value (cost $3,907,416)	3,907,437
Cash	29,463
Receivable for Fund shares sold	6,005,000
Dividends receivable	364,717
Receivable for variation margin on futures contracts	30,779
Other assets	1,102
Total assets	249,802,225
Liabilities
Payable for investments purchased	5,886,660
Payable for Fund shares redeemed	150,000
Accrued Trustees' fees	526
Other accrued expenses and payables	105,626
Total liabilities	6,142,812
Net assets, at value	$ 243,659,413
Net Assets Consist of
Undistributed net investment income	385,717
Net unrealized appreciation (depreciation) on: Investments	(1,545,646)
Futures	48,650
Accumulated net realized gain (loss)	(189,228)
Paid-in capital	244,959,920
Net assets, at value	$ 243,659,413
Net Asset Value
Class R6 Net Asset Value, offering and redemption price per share ($204,669 ÷ 20,029 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.22

Institutional Class

Net Asset Value, offering and redemption price per share ($243,454,744 ÷ 23,816,510 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized).

$ 10.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the period from May 1, 2017 (commencement of operations) to August 31, 2017
Investment Income
Income: Dividends (net of foreign taxes withheld of $101)	$ 459,743
Income distributions from affiliated Underlying Funds	137
Total income	459,880
Expenses: Management fee	30,504
Administrative fee	20,336
Services to shareholders	16,496
Custodian fee	7,448
Professional fees	40,192
Reports to shareholders	10,004
Registration fees	543
Trustees' fees and expenses	1,050
Other	12,521
Total expenses before expense reductions	139,094
Expense reductions	(67,925)
Total expenses after expense reductions	71,169
Net investment income	388,711
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Fund	(21)
Sale of non-affiliated investments	(120,362)
Futures	(68,845)
(189,228)
Change in net unrealized appreciation (depreciation) on: Affiliated Underlying Fund	21
Non-affiliated investments	(1,545,667)
Futures	48,650
(1,496,996)
Net gain (loss)	(1,686,224)
Net increase (decrease) in net assets resulting from operations	$ (1,297,513)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended August 31, 2017*

Operations: Net investment income (loss)	$ 388,711
Net realized gain (loss)	(189,228)
Change in net unrealized appreciation (depreciation)	(1,496,996)
Net increase (decrease) in net assets resulting from operations	(1,297,513)
Distributions to shareholders from: Net investment income: Class R6	(292)
Institutional Class	(2,702)
Total distributions	(2,994)
Fund share transactions: Proceeds from shares sold	251,957,015
Reinvestment of distributions	2,994
Payments for shares redeemed	(9,000,089)
Net increase (decrease) in net assets from Fund share transactions	242,959,920
Increase (decrease) in net assets	241,659,413
Net assets at beginning of period (initial capital)	2,000,000
Net assets at end of period (including undistributed net investment income of $385,717)	$ 243,659,413

* For the period from May 1, 2017 (commencement of operations) to August 31, 2017.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class R6	Period Ended 8/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.06
Net realized and unrealized gain (loss)	.17[c]
Total from investment operations	.23
Less distributions from: Net investment income	(.01)
Net asset value, end of period	$ 10.22
Total Return (%)[d]	2.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses before expense reductions (%)	.62*
Ratio of expenses after expense reductions (%)	.35*
Ratio of net investment income (loss) (%)	1.84*
Portfolio turnover rate (%)	10**

[a] For the period from May 1, 2017 (commencement of operations) to August 31, 2017.

[b] Based on average shares outstanding during the period.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2017 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Period Ended 8/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.06
Net realized and unrealized gain (loss)	.17[c]
Total from investment operations	.23
Less distributions from: Net investment income	(.01)
Net asset value, end of period	$ 10.22
Total Return (%)[d]	2.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243
Ratio of expenses before expense reductions (%)	.68*
Ratio of expenses after expense reductions (%)	.35*
Ratio of net investment income (loss) (%)	1.91*
Portfolio turnover rate (%)	10**

[a] For the period from May 1, 2017 (commencement of operations) to August 31, 2017.

[b] Based on average shares outstanding during the period.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2017 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche U.S. Multi-Factor Fund (the "Fund") is a diversified series of the Deutsche Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Class R6 and Institutional Class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are categorized as Level 1 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal IncomeTaxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2017, the Fund had net tax basis capital loss carryforward of approximately $31,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,000) and long-term losses ($12,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. There were no significant book to tax differences for the Fund.

At August 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 385,717
Capital loss carryforwards	$ (31,000)
Net unrealized appreciation (depreciation) on investments	$ (1,654,934)

At August 31, 2017, the aggregate cost of investments for federal income tax purposes was $245,026,098. The net unrealized depreciation for all investments based on tax cost was $1,654,934. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $4,166,369 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $5,821,303.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended August 31, 2017*

Distributions from ordinary income	$ 2,994

* For the period from May 1, 2017 (commencement of operations) to August 31, 2017

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period from May 1, 2017 (commencement of operations) to August 31, 2017, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2017, is included in a table following the Fund's Investment Portfolio. For the period from May 1, 2017 (commencement of operations) to August 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,152,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Equity Contracts (a)	$ 48,650

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period from May 1, 2017 (commencement of operations) to August 31, 2017, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (b)	$ (68,845)
The above derivative is located in the following Statement of Operations accounts: (b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (c)	$ 48,650
The above derivative is located in the following Statement of Operations accounts: (c) Change in net unrealized appreciation (depreciation) from futures

C. Purchases and Sales of Securities

During the period from May 1, 2017 (commencement of operations) to August 31, 2017, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $12,179 and $9,231, respectively. Purchases and sales of non-affiliated securities (excluding short-term investments) aggregated $248,045,214 and $6,200,809, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from May 1, 2017 (commencement of operations) through August 31, 2017 for Class R6 shares and through April 30, 2018 for Institutional Class shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class R6	.35%
Institutional Class	.35%

Effective September 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 for 0.30%.

For the period from May 1, 2017 (commencement of operation) to August 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class R6	$ 183
Institutional Class	67,742
$ 67,925

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2017 (commencement of operations) to August 31, 2017, the Administration Fee was $20,336, of which $19,825 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC compensates DST out of the shareholder servicing fee it receives from the Fund. DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the period from May 1, 2017 (commencement of operations) to August 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2017
Class R6	$ 12	$ 9
Institutional Class	14	11
	$ 26	$ 20

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from May 1, 2017 (commencement of operations) to August 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,002, of which $4,781 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended August 31, 2017*
	Shares	Dollars
Shares sold
Institutional Class	24,523,865	$ 251,957,015
Shares issued to shareholders in reinvestment of distributions
Class R6	29	$ 292
Institutional Class	267	2,702
		$ 2,994
Shares redeemed
Institutional Class	(887,622)	$ (9,000,089)
Net increase (decrease)
Class R6	29	$ 292
Institutional Class	23,636,510	242,959,628
		$ 242,959,920
Initial capital
Class R6	20,000	$ 200,000
Institutional Class	180,000	1,800,000
		$ 2,000,000

* For the period from May 1, 2017 (commencement of operations) to August 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Institutional Funds and Shareholders of Deutsche U.S. Multi-Factor Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche U.S. Multi-Factor Fund (the Fund) (one of the funds constituting Deutsche Institutional Funds) as of August 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2017 (commencement of operations) to August 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche U.S. Multi-Factor Fund (one of the funds constituting Deutsche Institutional Funds) at August 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2017 (commencement of operations) to August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to August 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended August 31, 2017 (Unaudited)
Actual Fund Return*	Class R6	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,023.50	$ 1,023.50
Expenses Paid per $1,000**	$ 1.19	$ 1.19

* For the period from May 1, 2017 (commencement of operations) to August 31, 2017.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 122 (the number of days since May 1, 2017, the commencement of the class), then divided by 365.

Hypothetical 5% Fund Return	Class R6	Institutional Class
Beginning Account Value 3/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/17	$ 1,023.44	$ 1,023.44
Expenses Paid per $1,000***	$ 1.79	$ 1.79

*** Expenses (hypothetical expenses if the Fund had been in existence from March 1, 2017) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class R6	Institutional Class
Deutsche U.S. Multi-Factor Fund	.35%	.35%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2017, qualified for the dividends received deduction.

For federal Income tax purposes, the Fund designates $506,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the Deutsche U.S. Multi-Factor Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in February 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board meets frequently to discuss fund matters. The Independent Trustees met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Independent Trustees were also advised by a fee consultant retained by the Independent Trustees (the "Fee Consultant") in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors discussed below, among others. The Board noted that DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.35% of average net assets of Class R6 and Institutional Class shares for a one year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. The Board considered DIMA’s statement that it expected to have negative profitability at the Fund’s estimated asset levels for the first year of operations. Based on the information provided, the Board concluded the pre-tax profits expected to be realized by DIMA in connection with the management of the Fund were not unreasonable at this time.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the Fund’s proposed investment management fee schedule does not include breakpoints, the Board may consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research generated by parties other than the executing broker dealers. The Board also noted incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the proposed management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Institutional Class
Nasdaq Symbol	DMFJX
CUSIP Number	25159R 767
Fund Number	1467

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DMFRX
CUSIP Number	25159R 775
Fund Number	1667

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche U.S. Multi Factor fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$31,007	$0	$5,500	$0
2016*	n/a	$0	n/a	$0

*Fund commenced operations on May 1, 2017.

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$539,941	$49,243

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$5,500	$502,238	$606,585	$1,114,323
2016	n/a	$589,184	$595,469	$1,184,653

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche U.S. Multi-Factor Fund, a series of Deutsche Institutional Funds

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017